UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

MORGAN STANLEY (Exact name of registrant as specified in its charter)	MORGAN STANLEY FINANCE LLC (Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	DELAWARE (State of incorporation or organization)

36-3145972 (I.R.S. Employer Identification No.)	36-3145972 (I.R.S. Employer Identification No.)

1585 Broadway
New York, New York
(Address of principal executive offices)

10036
(Zip Code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 31, 2018, Morgan Stanley Finance LLC, a Delaware limited liability company (the “Company”), approved a Form of Senior Note to be used in connection with offerings of certain debt securities that may be issued under the Senior Indenture among the Company, as issuer, Morgan Stanley, a Delaware corporation, as guarantor, and The Bank of New York Mellon, as trustee, dated February 16, 2016 (as previously supplemented and amended). A copy of such form is attached as an exhibit hereto.

Item 9.01 Financial Statements and Exhibit.

(d) Exhibit.

The following exhibit is part of this Report on Form 8-K:

4.1	Form of Senior Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 31, 2018

MORGAN STANLEY

By:	/s/ Jarett H. Schultz
	Name:	Jarett H. Schultz
	Title:	Assistant Secretary

MORGAN STANLEY FINANCE LLC

By:	/s/ Aaron Page
	Name:	Aaron Page
	Title:	Secretary